                    PURCHASE, RELEASE AND SETTLEMENT AGREEMENT

      This Purchase, Release and Settlement Agreement (the "Agreement"), dated as of July 21, 2000, by and between Nextel International, Inc., a Washington corporation ("NII") and McCaw International (Brazil), Ltd., a Virginia corporation ("MIBL") (referred to collectively as "Nextel"); and Telcom Ventures, LLC, a Delaware limited liability company ("Telcom") and Dr. Rajendra Singh, Neera Singh, Ramesh Mehta, Vandana Tandon, the Hersh Raj Singh Education Trust, the Samir Raj Singh Education Trust, and South Beach Ventures (referred to collectively as the "Telcom Parties") ("Telcom" and the "Telcom Parties" are referred to collectively as the "Founders").

RECITALS:

    A. The Founders are each owners of shares of Class B Common Stock of MIBL (the "Class B Shares") as reflected in Schedule A attached hereto.

    B. The parties hereto entered a Shareholders Agreement dated as of January 29, 1997.

    C. Nextel and Telcom have brought claims against one another in an action styled McCaw International (Brazil) LTD., et al. v. Telcom Ventures, LLC, Circuit Court for the City of Alexandria, At Law CL990564 (the "Law Action"). In addition, Telcom has brought an action against Nextel in an action styled Telcom

           Ventures, LLC v. McCaw International (Brazil) LTD., et al., Circuit Court for the City of Alexandria, Chancery No. CH000505 (the "Chancery Action").

    D. The parties now wish to resolve, through mutual releases and waivers, all of their disputes relating in any way to any aspect of the operations of MIBL or its predecessors, and/or any agreements, transactions, or relationships arising from such operations, up to the date hereof, (collectively, the "Brazil Matters"), and to dismiss the Law Action and the Chancery Action with prejudice, implement the sale and purchase arrangements concerning the Class B Shares, and enter into the agreements contained or contemplated herein.

      NOW THEREFORE, in consideration of the recitals, and for other good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties agree as follows:

      1. On or before 9:00 a.m. local time on August 3, 2000 (the "Delivery Date"), the parties shall execute and deliver the items indicated below their names on Schedule B attached hereto to their respective counsel, in the case of the Founders, the law firm of Blankingship & Keith, P.C., and in the case of Nextel, the law firm of McGuire Woods L.L.P. On the Delivery Date, counsel for the parties and such other representatives as the parties may designate may inspect the items delivered by each party to its respective counsel in order to verify substantive accuracy and proper execution, as required by this Agreement. If all required items have been timely executed and delivered by all appropriate parties then, on August 4, 2000, at a mutually agreed time (subject to extension as provided herein; such date, the "Closing Date"), upon the delivery of all documents listed on Schedule B to the opposite parties, NII shall make prompt payment to the Founders of the Payment Amount by verified wire transfer as contemplated below. Without limiting the generality of the foregoing, each of the Founders agrees to and shall deliver to NII all of his, her, or its Class B Shares (including all of his, her, or its rights as shareholders of MIBL, where arising under MIBL's articles, by-laws, by agreement, under or pursuant to law or any other source whatsoever) by delivery of appropriate stock certificates accompanied by suitable instruments of transfer, free and clear of any and all liens, encumbrances, adverse claims or other rights of third parties other than liens created in favor of Motorola under the Equipment Financing Agreement as amended, and NII agrees to and shall pay the sum of $146,000,000.00 in U.S. Dollars in cash ("Payment Amount") to the Founders. NII shall distribute the Payment Amount at the Closing by wire transfers in accordance with written instructions signed by all the Founders and delivered to Waller T. Dudley, Esq., as counsel for Nextel, three (3) days prior to the scheduled Closing Date, which written instructions shall contain an acknowledgement by each Founder that the Founder alone shall be responsible for and shall discharge all of their respective federal, state, local, foreign and other tax liabilities, and bear all related tax consequences, associated with their respective receipt of the Payment Amount and that Nextel shall have no responsibility for allocating the Payment Amount among the Founders, or otherwise, except to comply with the wiring instructions, and shall fully discharge all of its responsibilities under this paragraph 1, and shall be released from all liabilities and obligations relating to the Payment Amount, by complying with the wiring instructions.

      2. A. If Nextel does not deposit with its counsel all documents required to be duly executed by it not later than the Delivery Date, then Telcom Ventures (acting on behalf of and binding all of the Founders) may, in its discretion (1) seek specific performance of this Agreement in the Circuit Court for the City of Alexandria (the "Court"), (2) seek damages or other appropriate remedy in the Court for breach of this Agreement, or (3) terminate this Agreement by giving written notice to that effect to NII, it being understood that such remedies are cumulative and not mutually exclusive. Unless and until termination of this Agreement is so effected, Telcom Ventures also may unilaterally elect to extend the Closing Date to a date that is one business day following Nextel's deposit with its counsel of all documents required to be duly executed by it.

B. If each of the Founders do not deposit with their counsel all documents required to be duly executed by them not later than the Delivery Date, then NII (acting on behalf of and binding Nextel) may, in its discretion (1) seek specific performance of this Agreement in the Court, (2) seek damages or other appropriate remedy in the Court for breach of this Agreement, or (3) terminate this Agreement by giving written notice to that effect to Telcom Ventures, it being understood that such remedies are cumulative and not mutually exclusive. Unless and until termination of this Agreement is so effected, NII also may unilaterally elect to extend the Closing Date to a date that is one business day following the Founders' deposit with their counsel of all documents required to be duly executed by them.

C. Each of the parties consents to exclusive jurisdiction in the Court for purposes of any such remedial action to enforce this Agreement, and acknowledges the appropriateness in the circumstances of equitable relief, including the remedy of specific performance. Upon termination of this Agreement, it shall automatically become null and void, and the parties shall return to their respective positions as if there had been no Agreement; provided, however, that the non-breaching party shall have the right to sue for breach of this Agreement.

      3. Subject to the Founders' sole liability and responsibility for any and all taxes associated with their receipt of the Payment Amount as provided in paragraph 2 above, the parties shall be free to characterize the payment and receipt of all or any part of the Payment Amount as he, she or it may deem advisable.

      4. At and following the Closing on the Closing Date, Nextel's counsel is hereby irrevocably authorized by Telcom Ventures to file appropriate papers with the Court to effect the dismissal with prejudice of the Chancery Action and of the claims, counterclaims and causes of action within the Law Action that have been asserted against Nextel, and Telcom Ventures is hereby irrevocably authorized by Nextel to file the appropriate papers with the Court to effect the dismissal with prejudice of the claims, counterclaims and causes of action within the Law Action that have been asserted against Telcom Ventures.

      5. At and following the Closing on the Closing Date, and for all purposes, Dr. Rajendra Singh shall be deemed to have been properly removed and/or to have resigned from the MIBL Board, effective as of April 30, 1999.

      6. The parties recognize that they have each come to possess certain sensitive and confidential information about the other. This type of confidential information includes, but is not limited to, confidential business and financial information.

The parties agree to maintain the confidentiality of any such information acquired or obtained during their relationship or in the course of the litigation between the parties and agree to refrain from disclosing or otherwise using to the detriment of the party to which such confidential information pertains, any such confidential information at any time and for any reason, except as may be required, in the good faith judgment of their respective counsel, to comply with applicable law and/or to assist such party in enforcing compliance with or obtaining remedies for breaches or failures to perform this Agreement.

      7. The parties further recognize the existence of an agreed Protective Order that was entered in the Law Action by the Circuit Court for the City of Alexandria on November 24, 1999 (the "Protective Order"). Pursuant to the terms of the Protective Order, and within 30 days from the Closing Date, the attorneys for the parties agree to return to the originating source any items produced during discovery in the litigation that have been marked "confidential" and all copies made thereof, including any items or copies thereof provided to any persons. At the expiration of the 30 day term, the parties and their attorneys shall execute an acknowledgment that, to the best of their knowledge, information and belief following diligent inquiry and effort, all confidential information in their possession has been returned to the originating source.

      8. The parties acknowledge that the forms of release and waiver attached as Schedules C and D to this Agreement, and the form of Blanket Termination Agreement, attached as Schedule E to this Agreement, have been approved by the parties, and will be executed and delivered by the appropriate parties to their respective counsel by the Delivery Date.

      9. Nextel, on the one hand, and each and all of the Founders, on the other, agree that this Agreement (including all Schedules and other documents contemplated herein to be delivered by the parties) expresses the entire agreement between them concerning the subject matter hereof or addressed herein. The parties further agree that there are no prior verbal or written promises, agreements, representations, assurances, additions or modifications not contained herein. This Agreement (including any Schedule or other document contemplated herein to be delivered by the parties) may be altered or modified, or any of its provisions waived, only by a written addendum signed by all of the parties.

      10. The parties agree to provide such other and further assurances and to execute such additional documents as may be necessary to carry out the intention of this Agreement.

      11. This Agreement shall be binding on the parties hereto, their representatives, agents, successors, heirs, and assigns.

      12. This Agreement (including any Schedule hereto or other document contemplated herein to be delivered by any of the parties) shall be governed by, and construed in accordance with, the laws of the Commonwealth of Virginia and the United States of America.

      13. This Agreement (including any Schedule hereto or other document contemplated herein to be delivered by any of the parties) may be executed in counterparts.

      IN WITNESS WHEREOF, the parties execute this Agreement.

                        NEXTEL INTERNATIONAL, INC.

Date:                   By:
     -------------         ---------------------------------

                        McCAW INTERNATIONAL (BRAZIL) LTD.

Date:                   By:
     -------------         ---------------------------------

                        The Hersh Raj Singh Education Trust

Date:                   By:
     -------------         ---------------------------------

                        The Samir Raj Singh Education Trust

Date:                   By:
     -------------         ---------------------------------

Date:
     -------------         ---------------------------------
                           Ramesh Mehta

Date:
     -------------               ---------------------------------
                                 Vandana Tandon


                              Telcom Ventures, LLC

Date:                         By:
     -------------               ---------------------------------

                              South Beach Ventures, Inc.

Date:                         By:
     -------------               ---------------------------------

Date:
     -------------               ---------------------------------
                                 Rajendra Singh


Date:
     -------------               ---------------------------------
                                 Neera Singh

                                   Schedule A

                    Owners of Shares of Class B Common Stock

Telcom Ventures, LLC                                        1,153,204

shares

South Beach Ventures, Inc.                             178,087 shares

Rajendra Singh                                         96,100 shares

Neera Singh                                            96,100 shares

The Hersh Raj Singh Education Trust                    96,100 shares

The Samir Raj Singh Education Trust                    96,100 shares

Ramesh Mehta                                           596 shares

Vandana Tandon                                         192 shares

                                   SCHEDULE B

Nextel

1. A certification by an officer that $146 million is available for wire transfer at Closing.

2.    The release in the form attached as Schedule D.

3.    The short form agreement attached as Schedule E.

4. Consent Orders signed by counsel dismissing with prejudice the Law Action and the Chancery Action.

The Founders

1.    The release in the form attached as Schedule C.

2.    The short form agreement attached as Schedule E.

3. Stock Certificates and suitable instruments of transfer for all Class B shares as shown on Schedule A, free and clear of any and all liens, encumbrances, adverse claims or rights of any third party other than liens created in favor of Motorola under the Equipment Financing Agreement as amended.

4. A document signed by all Founders providing clear instructions for wire transfer in accordance with paragraph 1 of the Agreement.

5. Consent Orders signed by counsel dismissing with prejudice the Law Action and the Chancery Action.

6. A letter from Rajendra Singh to McCaw International (Brazil) Ltd., resigning effective April 30, 1999 from the Board of Directors.

                                   SCHEDULE C

                                     RELEASE

      Telcom Ventures, LLC, a Delaware limited liability company ("Telcom") and Dr. Rajendra Singh, Neera Singh, Ramesh Mehta, Vandana Tandon, the Hersh Raj Singh Education Trust, the Samir Raj Singh Education Trust, and South Beach Ventures (referred to collectively as the "Telcom Parties") (Telcom and the Telcom Parties are referred to collectively as the "Founders"), for themselves and on behalf each of their respective predecessors, successors and subsidiaries, and its or their respective present and former officers, directors, employees, agents, attorneys, partners, heirs, executors, administrators, licensees, distributors, affiliates and assigns and any other person or entity claiming by or through them, hereby release, remise and forever discharge Nextel Communications, Inc., Nextel International, Inc. ("NII") and McCaw International (Brazil) Ltd. ("MIBL"), and their respective predecessors, successors, and subsidiaries, and its and their present and former officers, directors, employees, attorneys, agents, partners, heirs, executors, administrators, licensees, distributors, affiliates, and assigns (the "Nextel Released Parties") from any and all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, litigation costs, attorneys' fees, specialties, controversies, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law or in equity, known or unknown, asserted or unasserted, pending or not pending, as they, or any of them individually or collectively, may now have, ever had, or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing arising from, relating to or in any way connected either with the claims which were or which could have been asserted in the actions filed in the

Circuit Court for the City of Alexandria styled McCaw International (Brazil) Ltd., et al. v. Telcom Ventures, LLC, At Law CL990564, and Telcom Ventures, LLC
v. McCaw International (Brazil) Ltd., et al., Chancery No. CH000505, or with respect to any aspect of the operations of MIBL or its predecessors, any agreements, transactions, or relationships arising from such operations, up to the date hereof, save and except only any claims arising out of breach of the Purchase, Release and Settlement Agreement dated July 21, 2000 (including any schedule or other document delivered as contemplated therein) ("Agreement").

                              The Hersh Raj Singh Education Trust

Date:                   By:
     -------------         ---------------------------------

                              The Samir Raj Singh Education Trust

Date:                   By:
     -------------         ---------------------------------

Date:
     -------------            ------------------------------------
                              Ramesh Mehta

Date:
     -------------            ------------------------------------
                              Vandana Tandon

                              Telcom Ventures, LLC

Date:                   By:
     -------------         ---------------------------------

                              South Beach Ventures, Inc.
Date:                   By:
     -------------         ---------------------------------

Date:
     -------------            ------------------------------------
                              Rajendra Singh

Date:
     -------------            ------------------------------------
                              Neera Singh

                                   SCHEDULE D

                                     RELEASE

      Nextel Communications, Inc., Nextel International, Inc. ("NII") and McCaw International (Brazil) Ltd. ("MIBL"), for themselves and for their respective predecessors, successors, and subsidiaries, and its and their present and former officers, directors, employees, attorneys, agents, partners, heirs, executors, administrators, licensees, distributors, affiliates and assigns and any other person or entity claiming by or through them (collectively referred to as "Nextel"), hereby release, remise and forever discharge Telcom Ventures, LLC, a Delaware limited liability company ("Telcom") and Dr. Rajendra Singh, Neera Singh, Ramesh Mehta, Vandana Tandon, the Hersh Raj Singh Education Trust, the Samir Raj Singh Education Trust, and South Beach Ventures (referred to collectively as the "Telcom Parties") (Telcom and the Telcom Parties are referred to collectively as the "Founders")), and their respective predecessors, successors, and subsidiaries, and its and their present and former officers, directors, employees, attorneys, agents, partners, heirs, executors, administrators, licensees, distributors, affiliates, and assigns (the "Telcom Released Parties") from any and all claims, actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, litigation costs, attorneys' fees, specialties, controversies, variances, trespasses, damages, judgments, executions, claims, and demands whatsoever, in law or in equity, known or unknown, asserted or unasserted, pending or not pending, as they, or any of them individually or collectively, may now have, ever had, or hereafter can, shall or may have, for, upon, or by reason of any matter, cause or thing arising from, relating to or in any way connected with either the claims which were or which could have been asserted in the actions filed in the Circuit Court for the City of Alexandria styled McCaw International (Brazil) Ltd., et al. v. Telcom Ventures, LLC, At Law CL990564, and Telcom Ventures, LLC v. McCaw International (Brazil) Ltd., et al., Chancery No. CH000505, or with respect to any aspect of the operations of MIBL or its predecessors, any agreements, transactions, or relationships arising from such operations, up to the date hereof, save and except only any claims arising out of a breach of the Purchase, Release and Settlement Agreement dated July 21, 2000 (including any schedule or other document delivered as contemplated therein) ("Agreement")

                              NEXTEL COMMUNICATIONS, INC.
Date:                   By:
     -------------         ---------------------------------

                              NEXTEL INTERNATIONAL, INC.
Date:                   By:
     -------------         ---------------------------------

                              McCAW INTERNATIONAL (BRAZIL) LTD.
Date:                   By:
     -------------         ---------------------------------

                                   SCHEDULE E

             BLANKET TERMINATION AGREEMENT RELATING TO BRAZIL MATTERS

        The parties hereto irrevocably and finally consent, agree to and hereby effect the termination, effective as of the Closing Date, of all contracts and agreements by and between Nextel International, Inc. or Mccaw International (Brazil) Ltd., or any of its or their subsidiaries, on the one hand, and any or all of the founders, or any of its or their subsidiaries, on the other hand, including but not limited to the Shareholders Agreement dated January 29, 1997. Any obligations that purport to survive the termination of the shareholders Agreement, including but not limited to section 9 thereof, are specifically terminated and null and void effective as of the Closing Date.

      This Blanket Termination Agreement is being delivered pursuant to a certain Purchase, Release and Settlement Agreement dated as of July 21, 2000 among the parties hereto ("Agreement"), and all defined terms used herein are used as defined in such Agreement.

                              NEXTEL INTERNATIONAL, INC.
Date:                   By:
     -------------         ---------------------------------

                              McCAW INTERNATIONAL (BRAZIL) LTD.
Date:                   By:
     -------------         ---------------------------------

                              The Hersh Raj Singh Education Trust

Date:                   By:
     -------------         ---------------------------------

                              The Samir Raj Singh Education Trust

Date:                   By:
     -------------         ---------------------------------

Date:
     -------------            ------------------------------------
                              Ramesh Mehta

Date:
     -------------            ------------------------------------
                              Vandana Tandon

                              Telcom Ventures, LLC

Date:                   By:
     -------------         ---------------------------------

                              South Beach Ventures, Inc.
Date:                   By:
     -------------         ---------------------------------

Date:
     -------------            ------------------------------------
                              Rajendra Singh

Date:
     -------------------      ------------------------------------
                              Neera Singh